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                                                                    Exhibit 10.1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this statement on Schedule 13D and any subsequent amendments thereto.

         IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be signed as of this 25th day of April, 1997.



                                        /s/ William R. Cooper
                                        -------------------------------
                                        William R. Cooper



                                        PGI Associates, L.P.
                                        By: Texas PGI, Inc.
                                        Its: General Partner


                                        By:  /s/ William R. Cooper
                                           -----------------------------
                                        Name: William R. Cooper
                                        Title: President


                                        Texas PGI, Inc.



                                        By: /s/ William R. Cooper
                                           -----------------------------
                                        Name: William R. Cooper
                                        Title: President